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                                                                   EXHIBIT 10.38


                    SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 18 day of March, 1997 among GABLES REALTY LIMITED
PARTNERSHIP (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF GEORGIA, N.A., FIRST UNION NATIONAL BANK OF GEORGIA, GUARANTY FEDERAL BANK, F.S.B., AMSOUTH BANK OF ALABAMA and COMMERZBANK AG, ATLANTA AGENCY (collectively, the "Banks");


                                 WITNESSETH:


         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Credit Agreement, dated as of the 28th day of March, 1996 and that certain First Amendment to Credit Agreement, dated as of the 22nd day of November, 1996 (collectively, the "Credit Agreement");

         WHEREAS the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

                 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                 2. Amendment to Section 6.04. Section 6.04 of the Credit Agreement hereby is deleted and the following is substituted therefor:

                 SECTION 6.04. Ratio of Total Debt to Total Assets.
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                 The ratio of Total Debt to Total Assets Value will
                 not at any time exceed 0.55 to 1.0.

                 3. Amendment to Section 6.24(b). Section 6.24(b) of the Credit Agreement hereby is amended by (i) deleting the reference in the fifth sentence thereof to "a Debt Rating of at least BBB or Baa2", and (ii) substituting therefor "a Debt Rating of at least BBB- and Baa3".

                 4. Amendment to Section 6.28. Section 6.28 of the Credit Agreement hereby is deleted and the following is substituted therefor:

                 SECTION 6.28. Ratio of Total Unencumbered Assets Value to Unsecured Funded Debt. The ratio of Total
                 Unencumbered Assets Value to Unsecured Funded Debt will not at any time be less than 1.75 to 1.00.

                 5.       Amendment to Compliance Check List.

                 (a) Paragraph 2 of the Compliance Check List (Exhibit F to the Credit Agreement), hereby is amended by (i) deleting the reference in the text of Section 6.04 contained therein to "0.60 to 1.00" and substituting therefor the reference "0.55 to 1.00" and (ii) deleting the last line of such paragraph and substituting therefor the following:

                 Maximum Ratio              < 0.55 to 1.00.

                 (b) Paragraph 10 of the Compliance Check List (Exhibit F to the Credit Agreement) hereby is amended by (i) deleting the reference in the text of Section 6.28 contained therein that to "1.50 to 1.00" and substituting therefor the reference "1.75 to 1.00" and (ii) deleting the last line of such paragraph and substituting therefor the following:

                 Minimum Ratio              1.75 to 1.00.


                 6. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

                 7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and





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effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

                 8. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

                 9. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                 10. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidence hereby.

                 11. No Default. To induce the Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

                 12. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

                 13. Governing Law. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

                 14. Conditions Precedent. This Second Amendment shall become effective only upon execution and delivery of (i) this Second Amendment by each of the parties hereto and (ii) the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.





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         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GABLES REALTY LIMITED PARTNERSHIP (SEAL)
                                        By:  Gables GP, Inc., its sole
                                             general partner


                                        By:     /s/ Marvin R. Banks, Jr.
                                           ------------------------------------
                                           Marvin R. Banks, Jr., Vice President

                                        WACHOVIA BANK OF GEORGIA, N.A.,
                                        As Agent and as a Bank            (SEAL)


                                        By:       /s/ Mary F. Hughes
                                           ------------------------------------
                                           Title: Vice President

                                        FIRST UNION NATIONAL BANK OF GEORGIA,
                                        as a Bank                         (SEAL)


                                        By:       /s/ Gary B. Butts
                                           ------------------------------------
                                           Title: Senior Vice President


                                        GUARANTY FEDERAL BANK, F.S.B.,
                                        as a Bank                         (SEAL)


                                        By:      /s/ Phyllis Milstead
                                           ------------------------------------
                                           Title: Vice President


                                        AMSOUTH BANK OF ALABAMA,
                                        as a Bank                         (SEAL)


                                        By:      /s/ Dean H. Burgess
                                           ------------------------------------
                                           Title: Vice President


                                        COMMERZBANK AG, ATLANTA AGENCY,
                                        as a Bank                         (SEAL)


                                        By:       /s/ Andreas Bremer
                                           ------------------------------------
                                           Title: SVP & Manager


                                        By:       /s/ Mark Wortmann
                                           ------------------------------------
                                           Title: Assistant Vice President



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                   CONSENT AND REAFFIRMATION OF GUARANTORS


         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and
(iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of March 28, 1996 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment. In addition, (a) the General Partner certifies that it is authorized to execute the Second Amendment on behalf of the Borrower and to bind the Borrower thereby, that it is authorized to execute this Consent and Reaffirmation of Guarantors on behalf of Gables-Tennessee Properties and to bind Gables-Tennessee Properties hereby, that since March 28, 1996, there has been no amendment to the Borrower's Certificate of Limited Partnership, the Borrower's Partnership Agreement, the General Partner's Certificate of Incorporation or the General Partner's Bylaws, and that each of such documents, as in effect on March 28, 1996, continues in full force and effect as of the date hereof and that since March 28, 1996, there has been no amendment to its Partnership Agreement and that its Partnership Agreement, as in effect on March 28, 1996 continues in full force and effect as of the date hereof; and (b) GBP hereby certifies that since March 29, 1996, there has been no amendment to its Declaration of Trust or its Bylaws, except as indicated in the Secretary's Certificate to the Agent, and that each of such documents, as in effect on March 28, 1996, and as amended as indicated in such Secretary's Certificate, continues in full force and effect as of the date hereof.

         This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                        GABLES GP, INC.              (SEAL)


                                        By: /s/ Marvin R. Banks, Jr.
                                            ------------------------------------
                                            Marvin R. Banks, Jr.,
                                            Vice President





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                                        GABLES RESIDENTIAL TRUST          (SEAL)


                                        By:      /s/  MARVIN R. BANKS, JR.
                                            ---------------------------------




                                        GABLES-TENNESSEE PROPERTIES


                                        By: Gables GP, Inc., its general
                                            partner                       (SEAL)

                                           By:   /s/ MARVIN R. BANKS, JR.
                                              -----------------------------
                                              Marvin R. Banks, Jr.,
                                              Vice President





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